                                                                    EXHIBIT 99.1

                                                      NEWS RELEASE
                                                      LAKES ENTERTAINMENT, INC.
[LAKES ENTERTAINMENT, INC. LOGO]                      130 CHESHIRE LANE
                                                      MINNETONKA, MN 55305
                                                      952-449-9092
                                                      952-449-9353 (FAX)
                                                      WWW.LAKESENTERTAINMENT.COM
                                                      TRADED: NASDAQ "LACO"

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FOR FURTHER INFORMATION CONTACT:
Timothy J. Cope 952-449-7030
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FOR IMMEDIATE RELEASE:
Tuesday, August 10, 2004

                 LAKES ENTERTAINMENT, INC. ANNOUNCES RESULTS FOR
                               SECOND QUARTER 2004


MINNEAPOLIS, AUGUST 10, 2004 - LAKES ENTERTAINMENT, INC. (NASDAQ "LACO") today announced results for the second quarter ended July 4, 2004. Revenue for the three months ended July 4, 2004 totaled $4.7 million, compared to $3.0 million in the prior year period. Net loss for the quarter was $7.2 million and basic and diluted losses were $0.32 per share. This compares with net earnings of $0.8 million and basic and diluted earnings of $0.04 per share for the quarter ended June 29, 2003.

Revenues for the current and prior year quarters were derived primarily from license fees related to the World Poker Tour (WPT) series. The increase in revenue is primarily due to an increase in license fees related to season two episodes delivered to the Travel Channel, LLC (TRV) during the second quarter of 2004, compared to license fees related to season one episodes delivered to TRV during the second quarter of 2003. Also contributing to the increase was revenue of approximately $0.5 million related to WPT-related licensing, sponsorship and merchandise included in total revenue for the three months ended July 4, 2004. In April 2004, TRV exercised its option to broadcast the first of a possible five additional seasons. WPT receives fixed license payments from TRV subject to satisfaction of production milestones and other conditions.

Total costs and expenses were $12.4 million and $1.9 million for the three months ended July 4, 2004 and June 29, 2003, respectively. Included in second quarter 2004, costs and expenses is an impairment charge of approximately $6.4 million related to the write-off of Lakes' investment in the Nipmuc Nation casino development project. This impairment charge was the result of the Nipmuc Nation being denied recognition as an Indian Tribe and sovereign government within the meaning of federal law by the Bureau of Indian Affairs. During the three months ended June 29, 2003, costs and expenses were reduced by a reversal of unused litigation accrual of $3.2 million under the Company's prior agreement to indemnify Grand Casinos, Inc. in connection with the Stratosphere litigation matters.

Selling, general and administrative expenses decreased from $3.8 million for the three months ended June 29, 2003 to $3.2 million for the three months ended July 4, 2004. This decrease is primarily due to a decrease in professional fees incurred during the 2003 period associated with the sale of property in Las Vegas, Nevada. World Poker Tour production costs increased from $1.2 million for the three months ended June 29, 2003 to $2.6 million for the three months ended July 4, 2004. In the current year period WPT production costs and related episode revenues were recognized in the period the relative episode was delivered to TRV. However, because WPT did not have an executed agreement in 2002 when a portion of production costs related to the WPT episodes delivered during the three months ended, June 29, 2003, were incurred, such costs were expensed in 2002 and the first quarter of 2003, rather than being capitalized.

Lakes Entertainment, Inc. currently has development and management agreements with three separate Tribes for one new casino operation in Michigan and two in California. In addition, Lakes has agreements with the Nipmuc Nation for the development and management of a potential additional casino on the East Coast. However, the Nipmuc Nation has been denied recognition as an Indian Tribe by the Bureau of Indian Affairs. Lakes also has agreements for the development of an additional casino on Indian-owned land in California through a joint venture with MRD Gaming, which is currently being disputed by the Tribe. Additionally, the Company owns approximately 80% of World Poker Tour, LLC, a media and entertainment company principally engaged in the development, production and marketing of gaming themed televised programming, the licensing and sale of branded products and the sale of corporate sponsorships.

Lakes Entertainment, Inc. common shares are traded on the Nasdaq National Market under the trading symbol "LACO".

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The Private Securities Litigation Reform Act of 1995 provides a "safe harbor"
for forward-looking statements. Certain information included in this press release (as well as information included in oral statements or other written statements made or to be made by Lakes Entertainment, Inc.) contains statements that are forward-looking, such as statements relating to plans for future expansion and other business development activities as well as other capital spending, financing sources and the effects of regulation (including gaming and tax regulation) and competition. Such forward-looking information involves important risks and uncertainties that could significantly affect anticipated results in the future and, accordingly, such results may differ from those expressed in any forward-looking statements made by or on behalf of the Company. These risks and uncertainties include, but are not limited to, possible delays in completion of Lakes' casino projects, including various regulatory approvals and numerous other conditions which must be satisfied before completion of these projects; possible termination or adverse modification of management contracts; continued indemnification obligations to Grand Casinos; highly competitive industry; possible changes in regulations; reliance on continued positive relationships with Indian tribes and repayment of amounts owed to Lakes by Indian tribes; possible need for future financing to meet Lakes' expansion goals; risks of entry into new businesses; and reliance on Lakes' management. For more information, review the Company's filings with the Securities and Exchange Commission.
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



                   LAKES ENTERTAINMENT, INC. AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                                 (IN THOUSANDS)


                                                                                 JULY 4, 2004     DECEMBER 28, 2003
--------------------------------------------------------------------------------------------------------------------
ASSETS
Current Assets:
    Cash and cash equivalents                                                         $19,405               $25,340
    Accounts receivable, net                                                              323                 1,038
    Deferred tax asset                                                                  5,385                 5,385
    Prepaids                                                                            2,878                 2,119
    Other current assets                                                                  914                 1,645
--------------------------------------------------------------------------------------------------------------------
Total Current Assets                                                                   28,905                35,527
--------------------------------------------------------------------------------------------------------------------
Property and Equipment-Net                                                              6,485                 6,492
--------------------------------------------------------------------------------------------------------------------
Other Assets:
    Land held under contract for sale                                                   4,863                 4,612
    Land held for development                                                          14,159                14,536
    Notes receivable                                                                   88,135                84,682
    Investments                                                                         7,893                 8,717
    Deferred tax asset                                                                  7,472                 6,634
    Other long-term assets                                                              9,036                 8,860
--------------------------------------------------------------------------------------------------------------------
Total Other Assets                                                                    131,558               128,041
--------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                         $166,948              $170,060
====================================================================================================================

LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities:
    Accounts payable                                                                   $1,360                $1,906
    Income taxes payable                                                                7,042                 7,215
    Accrued payroll and related costs                                                     589                   497
    Other accrued expenses                                                              4,445                 3,018
--------------------------------------------------------------------------------------------------------------------
Total Current Liabilities                                                              13,436                12,636
--------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                      13,436                12,636
--------------------------------------------------------------------------------------------------------------------

COMMITMENTS AND CONTINGENCIES
Shareholders' Equity:
    Capital stock, $.01 par value; authorized 100,000 shares; 22,226 and 21,474 common shares issued and outstanding
    at July 4, 2004, and December 28, 2003, respectively                                  222                   215
    Additional paid-in-capital                                                        136,290               132,291
    Retained Earnings                                                                  17,000                24,918
--------------------------------------------------------------------------------------------------------------------
Total Shareholders' Equity                                                            153,512               157,424
--------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                           $166,948              $170,060
====================================================================================================================

                   LAKES ENTERTAINMENT, INC. AND SUBSIDIARIES
                       CONSOLIDATED STATEMENTS OF EARNINGS
                    (IN THOUSANDS, EXCEPT EARNINGS PER SHARE)


                                                                             THREE MONTHS ENDED
                                                                             ------------------
                                                                      JULY 4, 2004          JUNE 29, 2003
                                                                      ------------          -------------
REVENUES:
     License fee income                                                     $4,718                $2,954
---------------------------------------------------------------------------------------------------------
         Total Revenues                                                      4,718                 2,954
---------------------------------------------------------------------------------------------------------

COSTS AND EXPENSES:
     Selling, general and administrative                                     3,155                 3,788
     Production costs                                                        2,645                 1,162
     Impairment losses                                                       6,407                     -
     Reversal of litigation and claims accrual                                   -                (3,212)
     Depreciation and amortization                                             150                   131
---------------------------------------------------------------------------------------------------------
         Total Costs and Expenses                                           12,357                 1,869
---------------------------------------------------------------------------------------------------------

EARNINGS (LOSS) FROM OPERATIONS                                             (7,639)                1,085
---------------------------------------------------------------------------------------------------------

OTHER INCOME (EXPENSE):
     Interest income                                                            43                   314
     Equity in earnings (loss) of unconsolidated affiliates                    (23)                  (60)
     Other                                                                       -                    (1)
---------------------------------------------------------------------------------------------------------
         Total other income, net                                                20                   253
---------------------------------------------------------------------------------------------------------

Earnings (loss) before income taxes                                         (7,619)                1,338
Provision (benefit) for income taxes                                          (461)                  549
---------------------------------------------------------------------------------------------------------

NET EARNINGS (LOSS)                                                        ($7,158)                 $789
=========================================================================================================

BASIC EARNINGS (LOSS) PER SHARE                                             ($0.32)                $0.04
=========================================================================================================

DILUTED EARNINGS (LOSS) PER SHARE                                           ($0.32)                $0.04
=========================================================================================================

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING                                  22,212                21,276
DILUTIVE EFFECT OF STOCK COMPENSATION PROGRAMS                                   -                     1
---------------------------------------------------------------------------------------------------------
WEIGHTED AVERAGE COMMON AND DILUTED
  SHARES OUTSTANDING                                                        22,212                21,277
=========================================================================================================

                   LAKES ENTERTAINMENT, INC. AND SUBSIDIARIES
                       CONSOLIDATED STATEMENTS OF EARNINGS
                    (IN THOUSANDS, EXCEPT EARNINGS PER SHARE)


                                                                                SIX MONTHS ENDED
                                                                                ----------------
                                                                      JULY 4, 2004          JUNE 29, 2003
                                                                      ------------          -------------
REVENUES:
     License fee income                                                      8,858                $3,504
---------------------------------------------------------------------------------------------------------
         Total Revenues                                                      8,858                 3,504
---------------------------------------------------------------------------------------------------------

COSTS AND EXPENSES:
     Selling, general and administrative                                     6,415                 5,866
     Production costs                                                        5,117                 2,063
     Impairment losses                                                       6,407                     -
     Reversal of litigation and claims accrual                                   -                (3,212)
     Depreciation and amortization                                             293                   259
---------------------------------------------------------------------------------------------------------
         Total Costs and Expenses                                           18,232                 4,976
---------------------------------------------------------------------------------------------------------

LOSS FROM OPERATIONS                                                        (9,374)               (1,472)
---------------------------------------------------------------------------------------------------------

OTHER INCOME (EXPENSE):
     Interest income                                                            91                   551
     Equity in loss of unconsolidated affiliates                               396                  (147)
     Other                                                                      42                   158
---------------------------------------------------------------------------------------------------------
         Total other income, net                                               529                   562
---------------------------------------------------------------------------------------------------------

Loss before income taxes                                                    (8,845)                 (910)
Benefit for income taxes                                                      (927)                 (372)
---------------------------------------------------------------------------------------------------------

NET LOSS                                                                   ($7,918)                ($538)
=========================================================================================================

BASIC LOSS PER SHARE                                                        ($0.36)               ($0.03)
=========================================================================================================

DILUTED LOSS PER SHARE                                                      ($0.36)               ($0.03)
=========================================================================================================

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING                                  21,982                21,276
DILUTIVE EFFECT OF STOCK COMPENSATION PROGRAMS                                   -                     -
---------------------------------------------------------------------------------------------------------
WEIGHTED AVERAGE COMMON AND DILUTED
  SHARES OUTSTANDING                                                        21,982                21,276
=========================================================================================================